Execution Version

AMENDMENT to THE SUPPLY AND OFFTAKE AGREEMENT
THIS AMENDMENT to THE SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of February 1, 2013 is made between J. Aron & Company, a general partnership organized under the laws of New York (“Aron”) located at 200 West Street, New York, New York 10282-2198, and Alon USA, LP (the “Company”), a limited partnership organized under the laws of Texas located at 12700 Park Central Dr., Suite 1600, Dallas, Texas 75251 (each referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
Aron and the Company are parties to the Amended and Restated Supply and Offtake Agreement dated as of March 1, 2011 and as from time to time thereafter amended (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products);
Aron and the Company have entered into that certain Supplemental Agreement to the Supply and Offtake Agreement dated October 31, 2011 (the “Supplemental Agreement”), which terms and conditions therein supplement and amend the S&O Agreement; and
Aron and the Company wish to amend certain terms and conditions of the S&O Agreement and accordingly, agree as follows:

Section 1	Definitions; Interpretation
Section 1.1    Defined Terms. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.
Section 1.2    Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2	Amendments
Section 2.1    Amendments as of Effective Date. Upon the effectiveness of this Amendment, the S&O Agreement shall be amended as follows:
(a)         Sections 3.1 and 3.2 of the S&O Agreement are hereby amended and restated in their entirety to read as follows:
3.1 Term. This Agreement shall become effective on the Effective Date and, subject to Section 3.2, shall continue for a period starting at 00:00:01 a.m., CPT on the Commencement Date and ending at 11:59:59 p.m., CPT on May 31, 2019 (the

NY2-714405

“Term”; the last day of such Term being herein referred to as the “Expiration Date”, except as provided in Section 3.2 below).
3.2 Changing the Term. Aron may elect to terminate this Agreement early effective on May 31, 2016, May 31, 2017 or May 31, 2018 and the Company may elect to terminate this Agreement early effective on May 31, 2018; provided that no such election shall be effective unless the Party making such election (i) gives the other Party at least six (6) months prior notice of any such election pursuant to Article 26, (ii) concurrently exercises its right (or in the case of the Company, causes ARKS to exercise its rights) to terminate the ARKS Supply and Offtake Agreement and (iii) concurrently exercises its right (or in the case of the Company, causes ASI to exercise its rights) to terminate the ASI Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement. If any early termination is properly elected pursuant to the preceding sentence, the effective date of such termination shall be the “Early Termination Date.
(b)    By replacing, in their entirety, Schedules B-2 and D-2 to the S&O Agreement with the Schedules B-2 and D-2 attached hereto.
Section 2.2    References Within S&O Agreement. Each reference in the S&O Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the S&O Agreement as heretofore amended and as amended by this Amendment.

SECTION 3	Representations and Warranties
To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the Supply and Offtake Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the Supply and Offtake Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.

SECTION 4	Miscellaneous
Section 4.1    S&O Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the S&O Agreement remains unchanged. As amended pursuant hereto, the S&O Agreement

2
NY2-714405

remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
Section 4.2    No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
Section 4.3    Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.
Section 4.4    Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron and their respective successors and assigns.
Section 4.5    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.
Section 4.6    Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.
Section 4.7    Effectiveness; Counterparts. This Amendment shall be binding on the Parties as of the date on which it has been fully executed by the Parties. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 4.8    Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against either Party merely because of such Party’s involvement in the preparation hereof.

[Remainder of Page Intentionally Left Blank]

3
NY2-714405

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the S&O Agreement as of the date first above written.
J. ARON & COMPANY

By: /s/ Simon Collier

Name: Simon Collier

Title:

ALON USA, LP
By: Alon USA GP II, LLC
Its: General Partner

By: /s/ Shai Even

Name: Shai Even
Title: Senior Vice President and Chief Financial Officer

NY2-714405

[schedules to be attached]

NY2-714405

Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date

NY2-714405

Group		Step-In Price	Step-Out Price
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

SLOP / TRANSMIX	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

NY2-714405

Group		Step-In Price	Step-Out Price
DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

ZERO PEN	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date

NY2-714405

Group		Step-In Price	Step-Out Price
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

ASPHALT	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the Adjustment Date Differential

Trading Day: Any Business Day for which the relevant price is published.

NY2-714405

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $0.03 / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $0.03 / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $0.03 / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $0.03 / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $0.03 / gallon, and
(ii) 42 gallons / barrel

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date

NY2-714405

Group	Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-Pipeline quotation and
(y) $0.06 / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-Pipeline quotation and
(y) $0.06 / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-Pipeline quotation and
(y) $0.06 / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-Pipeline quotation and
(y) $0.06 / gallon, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-Pipeline quotation and
(y) $0.06 / gallon, and
(ii) 42 gallons / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date

NY2-714405

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The sum of
(i) 0.7 * Nymex RBOB * 42,
(ii) 0.3 * USGC ULSD * 42, and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) 0.7 * Nymex RBOB * 42,
(ii) 0.3 * USGC ULSD * 42, and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) 0.7 * Nymex RBOB * 42,
(ii) 0.3 * USGC ULSD * 42, and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) 0.7 * Nymex RBOB * 42,
(ii) 0.3 * USGC ULSD * 42, and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) 0.7 * Nymex RBOB * 42,
(ii) 0.3 * USGC ULSD * 42, and
(iii) minus $5.00 / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $3.00 / barrel	Best estimate for the applicable Procurement Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract	Base Price	The closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Futures Contract minus $3.00 / barrel

NY2-714405

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $10.00 / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $10.00 / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $10.00 / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $10.00 / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $10.00 / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus $1.00/BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus $1.00/BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus $1.00/BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus $1.00/BBL

The sum of
(i) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Residual fuel ($/barrel)’ for the No. 6 3% quotation
(ii) minus $1.00/BBL

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date

NY2-714405

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) $0.07 / gallons, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) $0.07 / gallons, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) $0.07 / gallons, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) $0.07 / gallons, and
(ii) 42 gallons / barrel

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) $0.07 / gallons, and
(ii) 42 gallons / barrel

ASPHALT (0-PEN)	Averaging Mechanism	The arithmetic average of the Trading Days in the month of March 2013	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the month in which the Applicable Step-Out Date occurs
	Reference Price	The sum of (i) the product of (x) 0.72 and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $6.60 / barrel	The sum of (i) the product of (x) 0.72 and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $6.60 / barrel	The sum of (i) the product of (x) 0.72 and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $6.60 / barrel	The sum of (i) the product of (x) 0.72 and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $6.60 / barrel	The sum of (i) the product of (x) 0.72 and (y) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract, and (ii) minus $6.60 / barrel

ASPHALT (OTHER)	Averaging Mechanism	The arithmetic average of the Trading Days in the month of February 2013	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the day immediately preceding the relevant Invoice Date	The arithmetic average of the Trading Days in the calendar month, 3 months prior to the month in which the Applicable Step-Out Date occurs

NY2-714405

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
	Reference Price	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month (May 24, 28, 29, & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Date
Reference Price
The product of
(i) 0.95,
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

The product of
(i) 0.95,
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

The product of
(i) 0.95,
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

The product of
(i) 0.95,
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

The product of
(i) 0.95,
(ii) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’
(iii) 42 gallons / barrel

Procurement Price: The volume weighted average price of crude oil as detailed in the Procurement Contracts; if any reference index for the relevant prices has not settled, its price will be the prior Trading Day settlement

Base Price: The volume weighted average per barrel price of the Crude Oil sold to the Company hereunder shall equal the per Barrel purchase price calculated under all Procurement Contracts under which such Crude Oil was acquired.

Trading Day: Any day for which the relevant price is published.

Applicable Step-Out Date:In the event of a Termination Date of :
May 31, 2016, the Applicable Step-Out Dates shall be: May 26, 27, 31 of 2016
May 31, 2017, the Applicable Step-Out Dates shall be: May 26, 30, 31 of 2017
May 31, 2018, the Applicable Step-Out Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Dates shall be May 29, 30, 31 of 2019

NY2-714405

NY2-714405

Schedule D: Operational Volume Range

	Minimum (bbls)		Maximum (bbls)
Product Group	Baseline Volume	Volume in Excess of Baseline	Baseline Volume	Volume in Excess of Baseline	Aron notification deadline for Target Month End Crude Volume and Target Month End Product Volume	Maximum allowed change in month end target

Crude					Business day following receipt of Monthly Crude Forecast
Big Spring Tanks	113,000	-	113,000	137,000
Mesa Linefill	53,000	-	53,000	-
Centurion Linefill**	-	-	-	-
Total	166,000	-	166,000	137,000

* May change from time to time based on Mesa Pipeline requirements
** Will be added if Centurion Pipeline is added to agreement

Gasoline	423,000	-	423,000	332,000	15th of preceding month	100,000 bbls increase or decrease
					*Feb / Mar Max Limit of 600,000 bbls (423,000 barrels of Baseline Volume & 177,000 barrels of Volume in Excess of Baseline)

Jet	45,000	-	45,000	25,000	15th of preceding month

Diesel	152,000	-	152,000	208,000	15th of preceding month	100,000 bbls increase or decrease

Catfeed	30,000	-	30,000	28,000	Business day following receipt of Monthly Crude Forecast	15,000 bbls increase or decrease

NY2-714405

Slurry		3,000	-	3,000	3,000	15th of preceding month

Slop / Transmix		18,000	-	18,000	10,000	Business day following receipt of Monthly Crude Forecast

Zero Pen						15th of the month, three months prior
	Jan	20,000	65,000	20,000	110,000
	Feb	20,000	85,000	20,000	130,000
	Mar	20,000	95,000	20,000	140,000
	Apr	20,000	85,000	20,000	130,000
	May	20,000	65,000	20,000	110,000
	Jun	20,000	50,000	20,000	90,000
	Jul	20,000	35,000	20,000	70,000
	Aug	20,000	13,000	20,000	50,000
	Sep	20,000	-	20,000	30,000
	Oct	20,000	5,000	20,000	40,000
	Nov	20,000	15,000	20,000	55,000
	Dec	20,000	50,000	20,000	90,000

Asphalt						15th of the month, three months prior
	Jan	10,000	40,000	10,000	90,000
	Feb	10,000	95,000	10,000	140,000
	Mar	10,000	140,000	10,000	190,000
	Apr	10,000	140,000	10,000	190,000
	May	10,000	140,000	10,000	190,000
	Jun	10,000	120,000	10,000	170,000
	Jul	10,000	90,000	10,000	130,000
	Aug	10,000	70,000	10,000	110,000
	Sep	10,000	40,000	10,000	80,000
	Oct	10,000	20,000	10,000	60,000
	Nov	10,000	10,000	10,000	40,000
	Dec	10,000	-	10,000	25,000

NY2-714405

Propane						15th of preceding month	10,000 bbls increase / 15,000 bbls decrease
	Jan	5,000	-	5,000	15,000
	Feb	5,000	-	5,000	5,000
	Mar	5,000	-	5,000	5,000
	Apr	5,000	5,000	5,000	15,000
	May	5,000	5,000	5,000	25,000
	Jun	5,000	10,000	5,000	30,000
	Jul	5,000	15,000	5,000	40,000
	Aug	5,000	20,000	5,000	45,000
	Sep	5,000	20,000	5,000	45,000
	Oct	5,000	20,000	5,000	45,000
	Nov	5,000	20,000	5,000	45,000
	Dec	5,000	20,000	5,000	45,000

NY2-714405